American Century Strategic Asset Allocations, Inc. Prospectus and Summary Prospectus Supplement Global Allocation Fund
Supplement dated January 13, 2014 ¡ Prospectus dated April 1, 2013

The following replaces the Portfolio Managers section of the summary prospectus and on page 5 of the prospectus.

Portfolio Managers

Scott Wittman, CFA, Chief Investment Officer - Asset Allocation and Disciplined Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2012.

Richard Weiss, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2012.

Radu Gabudean, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2013.

Scott Wilson, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2012.

G. David MacEwen, Co-Chief Investment Officer and Senior Vice President, has been chairman of the firm’s Asset Allocation Committee since December 2013.

The following replaces The Fund Management Team section on page 10 of the prospectus.

The Fund Management Team

The advisor uses a team of portfolio managers and analysts to manage the fund, in consultation with the firm’s Asset Allocation Committee. Responsibility for research, security selection and portfolio construction for portions of the fund may be allocated among portfolio teams representing various investment disciplines and strategies employed by other ACIM-advised funds. Overall responsibility for coordinating the fund’s activities, including recommending appropriate asset allocations, reviewing overall fund compositions for compliance with stated investment objectives and strategies, and monitoring cash flows, is shared by the following portfolio managers.

Scott Wittman

Mr. Wittman, Chief Investment Officer - Asset Allocation and Disciplined Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2012. He also serves as a member of the Asset Allocation Committee. He joined American Century Investments in 2009 as Senior Vice President and Senior Portfolio Manager and became Chief Investment Officer - Asset Allocation and Disciplined Equity in 2010. From 2005 to 2009, he was managing director-quantitative and alternative investments for Munder Capital Management. He has a bachelor’s degree in finance and an MBA in finance from Indiana University. He is a CFA charterholder.

Richard Weiss

Mr. Weiss, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2012. He also serves as a member of the Asset Allocation Committee. He joined American Century Investments in 2010 as Senior Vice President and Senior Portfolio Manager. From 1999 to 2010, he was executive vice president and chief investment officer for City National Bank.  He has a bachelor's degree in economics from The Wharton School at the University of Pennsylvania and an MBA in finance/econometrics from the University of Chicago, Graduate School of Business.

Radu Gabudean, Ph.D.

Dr. Gabudean, Vice President and Portfolio Manager, has been a member of the team that manages the fund since he joined American Century Investments in 2013. From 2011 until 2013, he was vice president of quantitative investment strategies at Barclays Capital, and from 2007 to 2011 he was vice president of quantitative portfolio modeling at Lehman Brothers/Barclays Capital. He has a bachelor’s degree in economics from York University, Toronto, Canada and a Ph.D. in finance from New York University, Stern School of Business.

Scott Wilson

Mr. Wilson, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2012. He joined American Century Investments in 1992, became an analyst in 1994 and a portfolio manager in 2011. He has a bachelor’s degree in business administration from Pepperdine University and is a CFA charterholder.

The following portfolio manager serves as chairman of the firm’s Asset Allocation Committee, which is responsible for reviewing portfolio performance and approving strategic investment policy decisions for the fund.

G. David MacEwen

Mr. MacEwen, Co-Chief Investment Officer and Senior Vice President, has served on teams managing fixed-income investments since joining the advisor in 1991. He also serves as a member of the Asset Allocation Committee and became chairman of the Committee in December 2013. He has a bachelor’s degree in economics from Boston University and an MBA in finance from the University of Delaware.

The statement of additional information provides additional information about the accounts managed by these portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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